CHOICE HOTELS INTERNATIONAL

QUALITY INN
EconoLodge

CHOICE HOTELS INVESTOR PRESENTATION

2009 OUTLOOK December 17, 2008 Exhibit 99.1

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

DISCLAIMER
Certain matters discussed throughout all of today’s presentation constitute forward-looking statements within the meaning of the federal securities law. Generally, our use of words such as “expect,” “estimate,” “believe,”
“anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-
looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of stock dividends, and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-
looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems; fluctuations in the supply and demand for hotels rooms; and our ability to manage effectively our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission on February 29, 2008.
We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS OVERVIEW
Leading gainer of US hotel market
share*
– 9.4% share of branded US hotels (+180
basis points over last 5 years)*
– 2nd largest U.S. hotelier*
65+ year-old company with well-known,
diversified brands suitable for various
stages of hotel life cycle
Core competencies and services drive
demand for our brands and deliver
business for our franchisees
Global pipeline of 1,074 hotels under
construction, awaiting conversion or
approved for development
Source: Choice Internal Data, September 30, 2008
* Based on number of hotels as of October 31, 2008 (Smith Travel Research)
Fee-for-service business model
Predictable, profitable growth in a variety
of lodging and economic environments
– 10 consecutive years of franchising
revenue and adjusted EBITDA growth
Cumulative free cash flows of more than
$1 billion since 1997
– >99% returned to shareholders through
share repurchases and dividends
Capital “light” model generates strong
returns on invested capital
Long-term franchise contracts and scale
represent barriers to entry
Strong, Growing, Global Hotel
Franchising Business
Highly Attractive Business Model
With Strong Financial Returns

CHOICE HOTELS INVESTOR PRESENTATION

Δ

CHOICE HOTELS INTERNATIONAL

ONE OF THE LARGEST HOTELIERS
Source: Smith Travel Research, Annual data as of October 31. October 2008
Market Share
11.9% 9.4% 5.8%      5.6%       5.2%      4.1%      1.9%       1.2%        0.8%        0.5%
5 yr. bps
(03-08)
-60 180 80 130          70 -40 -60      10 0             -70
Leading Gainer of Market Share (% of Hotels Open in U.S.)
0
2
4
6
8
10
12
14
Wyndham Choice IHG Hilton Marriott Best
Western
Accor Carlson Starwood Hyatt
2003 2004 2005 2006 2007 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

* Excludes cost of land
Conversion
$40,000+
$84,000+
$76,000+
$95,000+
$50
$70
$100+
Targeted Average Daily Rate
$61,000+
$54,000+
$80
FAMILY OF WELL KNOWN AND
DIVERSIFIED BRANDS
Estimated Per Room Investment*
New Construction
Source: Choice Internal Data, April 2008
$65,000+

CHOICE HOTELS INVESTOR PRESENTATION

Comfort INN
COMFORT SUITES
SLEEP INN

CHOICE HOTELS INTERNATIONAL

Source: Smith Travel Research, Choice Internal Data, October 2008
WELL POSITIONED FOR LONG-TERM GROWTH IN
LIMITED SERVICE NEW CONSTRUCTION SEGMENT
Domestic Hotels
1,606
1,451
678
555
431
363
532
1,557
Holiday Inn
Express
Hampton
Inn / Inn &
Suites
La Quinta
Inn/Inn &
Suites
Fairfield
Inn
Country
Inn &
Suites

CHOICE HOTELS INVESTOR PRESENTATION

QUALITY
EconoLodge
RODEWAY INN
Clarion

CHOICE HOTELS INTERNATIONAL

2,029
1,891
1,757
1,703
1,606
1,557
910
899
824
788 787
678
555 555
381
361
347
338
291
281
169
Domestic Hotels
Source: Smith Travel Research, Choice Internal Data, October 2008
SIGNIFICANT GROWTH OPPORTUNITIES
REMAIN IN LARGE CONVERSION MARKET
Chart does not include
17,000+ independent hotels
in budget, economy and
mid-scale segments
Best
Western
Holiday Inn
Express
Motel
6
La Quinta Inn/
La Quinta Inn
& Suites
Hampton Inn /
Hampton Inn
& Suites
Fairfield
Inn
Red Roof
Inn
Knights
Inn
Other
(includes
60+ brands)
Days Inn
Holiday Inn /
Holiday Inn
Select
Americas
Best Value
Inn
Travelodge
Howard
Johnson
Microtel
Super 8 Ramada/
Ramada
Limited

CHOICE HOTELS INVESTOR PRESENTATION

Cambria Suites
Comfort Suites
Comfort Inn
Sleep Inn
Quality
Clarion
Suburban
MainStay Suites
Econo Lodge
Rodeway Inn

CHOICE HOTELS INTERNATIONAL

8 DOMESTIC PIPELINE OF 955 HOTELS 63 283 167 149 93 40 40 38 38 44 Mid-scale Extended Stay Economy Upscale Source: Choice Internal Data, September 2008 New Construction Conversion

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

275 hotels
Canada
16 hotels
Mexico
262 hotels
Continental
Europe, UK
& Ireland
155 hotels
Scandinavia
48 hotels
Brazil
49 hotels
Japan
4 hotels
China
2 hotels
Malaysia
1 hotel
Lebanon
25 hotels
India
1,100 properties
32 countries and
territories on 5
continents
Large global “pure
hotel franchising”
business
Track record of
consistent,
conservative,
profitable growth
Significant long-term
growth opportunity in
underrepresented
regions/countries
119 hotels under
construction, awaiting
conversion or
approved for
development
Source: Choice Internal Data, September 2008
STRONG PRESENCE IN MAJOR
TRAVEL MARKETS OUTSIDE OF THE U.S.
13 hotels
Central
America
2 hotels
Singapore
258 hotels
Australia &
New Zealand

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

SERVICES LIFECYCLE IMPROVES
BRANDS AND PROPERTY PERFORMANCE
FRANCHISED FRANCHISED
PROPERTIES PROPERTIES
RETURN ON RETURN ON
INVESTMENT INVESTMENT
Brand Planning
and Management
• Targeted, differentiated
programs, amenities and
services for each brand
Brand Performance
• Revenue and guest service
consulting
• Inventory and rate
management
• Local sales and marketing
• Independent third-party quality
assurance
Training
• On-site
• Regional
• Web-based
• GM Certification
Opening Services
• Ensure hotels open
successfully and meet or
exceed brand standards
Portfolio
Management
• Repositioning
• Relicensing
• Termination
Procurement
Services
• Value-engineered
prototypes and
design packages
• Negotiated vendor
relationships

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

MARKETING LEVERAGES SIZE,
SCALE AND DISTRIBUTION
$300-plus million in annual marketing and reservation system fees
Leverage expertise in on-line, targeted interactive marketing to influence guest hotel stay decisions
Multi and single brand advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Strong and growing loyalty program
Growing brand awareness
Source: Choice Internal Data, September 2008

CHOICE HOTELS INVESTOR PRESENTATION

N/A
N/A
N/A
N/A
N/A

CHOICE HOTELS INTERNATIONAL

STRONG AND GROWING AIDED
BRAND AWARENESS
98
90
62
87
83
95
58
29
15
20
41
97
76
44
86
70
13
Comfort
Inn
Comfort
Suites
Sleep Inn Quality Clarion Econo
Lodge
Rodeway MainStay
Inn
Suburban Cambria
Suites
Choice
Hotels
2001 2008 YTD
Source: Millward Brown, September 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE privileges®
REWARDS PROGRAM

CHOICE HOTELS INTERNATIONAL

8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.0%
21.6%
2001 2002 2003 2004 2005 2006 2007 YTD 10/31/08
STRONG, GROWING LOYALTY PROGRAM
Comprehensive loyalty rewards program
7.5 million members worldwide– contribute over
20% of domestic gross room revenues
More than 1 million members added in 2008
Delivers incremental business to all Choice brand
hotels
Important selling point for franchise sales
* Excludes Econo Lodge and Rodeway Inn brands Source: Choice Internal Data, October 31, 2008
Choice Privileges Revenue as Percent
of Domestic Gross Room Revenues*

CHOICE HOTELS INVESTOR PRESENTATION

≈

CHOICE HOTELS INTERNATIONAL

LARGE AND GROWING CENTRAL RESERVATIONS
SYSTEM (“CRS”) DELIVERY PUTS “HEADS IN BEDS”
All
Hotel Direct
Reservation
Choice Central
Reservation
Contribution
1/3
Domestic Franchise System
Gross Room Revenue Source
Domestic Choice CRS
Net Room Revenue
$1,668
$1,161
$1,000
$1,200
$1,400
$1,600
$1,800
2005 2006 2007 TTM
9/30/08
$ in Millions
Source: Choice Internal Data, September 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

Central Channel ADR
Source: Choice Internal Data, September 2008
Domestic Choice CRS
Net Channel Share
$66.11
$73.54
$71.59
$77.90
$73.35
$84.22
2005 2006 2007 TTM 9/30/08
Systemwide Call Center choicehotels.com
SIGNIFICANT AVERAGE DAILY RATE PREMIUM
ON CENTRAL RESERVATIONS BOOKINGS
47%
61%
23%
35%
16%
18%
2005 2006 2007
Internet Voice Travel Agent (GDS)
TMM
Sept 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

MANAGING DIFFERENTLY
IN LODGING DOWNTURN
Leverage brand preference and conversion opportunity during
lodging down cycle to drive market share
Reallocate resources and deliver tools to position franchisees to capture larger share of shrinking travel demand
Implement contingency plans at all levels of the organization
Delay non-mission critical operating and capital spending
Ensure adequate liquidity

CHOICE HOTELS INVESTOR PRESENTATION

1988
1989
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008F
2009F

CHOICE HOTELS INTERNATIONAL

LODGING DOWNCYCLE TRENDS
-4.0
-3.0
-2.0
-1.0
0.0
1.0
2.0
3.0
4.0
5.0
6.0
GDP Demand Supply
1990 +2.0%
1991 - 2.5%
1992 +2.5%
2001  -7.0%
2002 -2.7%
2003  +0.3%
Financial
Markets/
Housing Crisis
IND. REVPAR IND. REVPAR
1990 +1.7%
1991 - 2.7%
1992 +1.4%
CHH REVPAR CHH REVPAR
2001  -2.4%
2002  -3.8%
2003  -0.8%
Each recession - supply grew faster than demand and the economy (GDP)
9/11
recession
Gulf war
recession
Source: Bureau of Economic Analysis, Blue Chip Economic Indicators, Smith Travel Research, Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

184
174
116
63
128
182
237
288
327
322
134
124
184
241
342
370
402
432
443
470
318
298 300
304
470
552
639
720
770
792
1999 2000 2001 2002 2003 2004 2005 2006 2007 TTM 9/30/08
New Construction Conversion Total
Source: Choice Internal Data, September 2008
CONVERSION BRAND FRANCHISE SALES
OPPORTUNITY IN SOFT NEW CONSTRUCTION
ENVIRONMENT

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

153 188 158 146 190 254 332 403 383 378
5.0%
6.0%
4.9%
4.4%
5.5%
7.0%
8.7%
9.3%
8.7%
9.6%
1999 2000 2001 2002 2003 2004 2005 2006 2007 TTM
9/30/08
Relicensing Contracts Relicensings as % of the prior year's ending system size
Source: Choice Internal Data, September 2008
RELICENSING ACTIVITY SIMILAR TO NEW
CONSTRUCTION BRAND SALES

CHOICE HOTELS INVESTOR PRESENTATION

5-year trend
10-year trend

5-year trend
10-year trend

CHOICE HOTELS INTERNATIONAL

STRONG, STEADY FRANCHISE
SYSTEM GROWTH
3,039 3,123 3,244 3,327 3,482 3,636 3,834 4,048 4,211 4,445
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
252 258 266 271 294 310 329 339 354 282
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Domestic Hotels On-Line Domestic Rooms On-Line
(in thousands)
Source: Choice Internal Data, December 2007
CAGR = 4.4%
CAGR = 5.0%
CAGR = 3.9%
CAGR = 4.7%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUE STREAM LESS
VOLATILE THAN REVPAR
-6%
-4%
-2%
0%
2%
4%
6%
8%
10%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
$0
$50
$100
$150
$200
$250
$300
$350
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR Franchising Revenue
Source: Smith Travel Research, Choice Internal Data, December 2007
($ in millions)

CHOICE HOTELS INVESTOR PRESENTATION

($ in billions)
($ in millions)

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA LESS VOLATILE
THAN INDUSTRY PROFITABILITY
0
5
10
15
20
25
30
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
0
50
100
150
200
250
Industry Profits Adjusted EBITDA
Source: Smith Travel Research, Choice Internal Data, December 2007

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

CAPITAL “LIGHT” MODEL GENERATES
STRONG RETURNS ON INVESTED CAPITAL
19.5%
78.5%
15.2%
16.1%
14.7%
27.6%
36.7%
49.7%
62.9%
68.8%
63.3%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 TTM
9/30/08
Source: Choice Internal Data, September 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

TRACK RECORD OF STRONG
EARNINGS PER SHARE GROWTH
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.26
$1.49
$1.74
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Source: Choice Internal Data, December 2007, Per Share Amounts Retroactively Adjusted For 2005 Stock Split
Adjusted Diluted Earnings Per Share

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

- 7.9 7.2 24.0 10.8 5.7 6.4
4.9
3.2
1.6
2.2
10.2 x
14.8 x
20.3 x
17.0 x
14.9 x
11.0 x
11.9 x
10.2 x
8.6 x
11.3 x
11.9 x
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 YTD 12/17/08
Millions of Shares Repurchased Avg. TEV/EBITDA
Source: Capital IQ, Choice Internal Data, December 2008, Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split
Remaining authority on current authorization –
5.9 million shares as of December 17, 2008
OPPORTUNISTIC SHARE REPURCHASES KEY
PART OF CAPITAL ALLOCATION STRATEGY

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

2.17%
0.00%
2.85%
0.00% 0.00% 0.00%
5.94%
2.95%
2.94%
0.00% 0.00%
Choice Great
Wolf
Starwood
Morgans
Hotel Group
Wyndham Gaylord
Home Inns
Marriott
Red Lion
Orient-Express
IHG
Source: Bloomberg Financial, December 12, 2008
HIGH DIVIDEND YIELD COMPARED
TO OTHER LODGING C-CORPS

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

CREDIT STRENGTHS
Solid investment grade company
– Moody’s Baa3
– Standard & Poor’s BBB
Strong liquidity position
– $350 million committed revolver matures June 2011 with $76 million available as of December 15, 2008
– No debt maturities until 2011
Substantial financial flexibility
Minimal contingent liability exposure
Source: Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

STRATEGIC AGENDA FOR CHOICE’S BRANDS,
GROWTH AND SHAREHOLDERS
Continue core brand market share, unit growth and brand
performance improvements
Continue shareholder-friendly capital allocation policies
Leverage financial capacity/strength to expand scale of emerging brands
Evaluate opportunities to enter new segments
Continue international expansion

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

Source: Choice Internal Data, December 2008
FINANCIAL PROJECTIONS
Gross Domestic Unit Openings
– 2008E – 332 Conversion Units (68%), 156 New Construction Units (32%)
– 2009E – 344 Conversion Units (73%), 129 New Construction Units (27%)
Adjusted diluted earnings per share projections assume no share repurchases subsequent to December 17, 2008
Outstanding common shares approximately 60.8 million as of December 17, 2008
Previous Expectations Current Expectations
Full Year 2008 Full Year 2008 Target
2% RevPAR
Sensitivity
Unit Growth 5.5% 5.5% 3.5% 3.5%
RevPAR Decline -1.50% -1.80% -6.0% -8.0%
Effective Royalty Rate Improvement 6 bps 6 bps 3 bps 3 bps
Adjusted EBITDA (in millions) $197.5
$196.5
(1)
$184.2 $179.8
Adjusted Diluted EPS $1.76
$1.71
(2)
$1.74 $1.69
Effective Tax Rate 37.0% 37.0% 36.5% 36.5%
(1)
Our current expectation for adjusted EBITDA for 2008 has been reduced by an incremental $2.1 million of termination benefits compared to our previous expectation as a result of certain previously unanticipated workforce reductions.
(2)
Our current expectation for adjusted diluted EPS for 2008 includes termination benefits of $0.02 per share mentioned above and incremental investment losses of approximately $0.03 per diluted share related to assets held in the Company's non-qualified retirement plans compared to our previous expectation.
Current Expectations
Full Year 2009

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

30 Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share, franchising revenues, net operating profits after taxes (NOPAT), return on invested capital (ROIC) and free cash flows are non-GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States
(GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-
GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
Source: Choice Internal Data, December 2007
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
2007 2006 2005 2004 2003 2002
Total Revenues 615,494 $       539,903 $       472,098 $       428,208 $       385,866 $       365,562 $
Adjustments:
     Marketing and Reservation  (316,827)         (273,267)         (237,822)         (220,732)         (195,219)         (190,145)
     Product Sales -                   -                   -                   -                   -                   -
     Hotel Operations (4,692)             (4,505)             (4,293)             (3,729)             (3,565)             (3,331)
Franchising Revenues 293,975 $       262,131 $       229,983 $       203,747 $       187,082 $       172,086 $
Operating Income 185,199 $       166,625 $       143,750 $       124,983 $       113,946 $       104,700 $
Adjustments
     Hotel Operations (1,451)             (1,311)             (1,068)             (725)                (842)                (385)
     Acceleration of Management Succession Plan
     Executive Termination Benefits 3,690              -                   -                   -                   -                   -
     Product Sales -                   -                   -                   -                   -                   -
     Impairment of Friendly Investment -                   -                   -                   -                   -                   -
Net 187,438 $       165,314 $       142,682 $       124,258 $       113,104 $       104,315 $
Adjusted Franchising Margin 63.8% 63.1% 62.0% 61.0% 60.5% 60.6%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS (CONTINUED)
Source: Choice Internal Data, December 2007
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
2001 2000 1999 1998 1997
Total Revenues 341,428 $       352,841 $               324,203 $               165,474 $               175,416 $
Adjustments:
     Marketing and Reservation  (168,170)         (185,367)                 (162,603)                -                           -
     Product Sales -                   -                           (3,871)                     (20,748)                    (23,806)
     Hotel Operations (3,215)             (1,249)                      -                          (1,098)                      (17,303)
Franchising Revenues 170,043 $       166,225 $               157,729 $               143,628 $               134,307 $
Operating Income 73,577 $         92,427 $                  94,170 $                  85,151 $                  77,068 $
Adjustments
     Hotel Operations (714)                (640)                         -                          35                            (1,679)
     Acceleration of Management Succession Plan
     Executive Termination Benefits -                   -                           -                          -                           -
     Product Sales -                   -                           12                            (1,216)                      (1,037)
     Impairment of Friendly Investment 22,713            -                           -                          -                           -
Net 95,576 $         91,787 $                  94,182 $                  83,970 $                  74,352 $
Adjusted Franchising Margin 56.2% 55.2% 59.7% 58.5% 55.4%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

RETURN ON INVESTED CAPITAL
Source: Choice Internal Data, December 2008
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in millions) December 31, December 31, December 31, December 31, December 31, December 31,
1997 1998 1999 2000 2001 2002
Operating Income (a) $77.1 $85.2 $94.2 $92.4 $96.3 $104.7
Tax Rate(a) 41.7% 41.7% 39.5% 39.0% 35.0% 36.5%
After-Tax Operating Income 45.0 49.7 57.0 56.4 62.6 66.5
+ Depreciation & Amortization 9.2 6.7 7.7 11.6 12.5 11.3
- Maintenance CAPEX 9.2 6.7 7.7 11.6 12.5 11.3
Net Op. Profit After-tax (NOPAT) $45.0 $49.7 $57.0 $56.4 $62.6 $66.5
Total Assets 386.4 398.2 464.7 484.1 321.2 316.8
- Current Liabilities 68.2 64.7 88.7 93.8 71.2 84.3
Invested Capital 318.2 333.6 375.9 390.3 250.0 232.5
Return on Average Invested Capital 17.8% 15.2% 16.1% 14.7% 19.5% 27.6%

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

RETURN ON INVESTED CAPITAL (CONTINUED)
Trailing Twelve
Year Ended Year Ended Year Ended Year Ended Year Ended Months Ended
($ in millions) December 31, December 31, December 31, December 31, December 31, September 30,
2003 2004 2005 2006 2007 2008
Operating Income (a) $113.9 $125.0 $143.8 $166.6 $185.2 $188.6
Tax Rate(a) 36.1% 35.1% 33.0% 27.4% 36.0% 36.6%
After-Tax Operating Income 72.8 81.1 96.3 121.0 118.5 119.6
+ Depreciation & Amortization 11.2 9.9 9.1 9.7 8.6 8.4
- Maintenance CAPEX 11.2 9.9 9.1 9.7 8.6 8.4
Net Op. Profit After-tax (NOPAT) $72.8 $81.1 $96.3 $121.0 $118.5 $119.6
Total Assets 267.3 263.4 265.3 303.3 328.4 349.9
- Current Liabilities 102.2 102.1 120.3 139.8 147.5 153.1
Invested Capital 165.1 161.3 145.0 163.5 180.9 196.8
Return on Average Invested Capital 36.7% 49.7% 62.9% 78.5% 68.8% 63.3%
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS
Trailing Twelve
Months Ended Nine Months Ended Year Ended Year Ended Year Ended Year Ended
September 30, September 30, December 31, December 31, December 31, December 31,
($ in thousands) 2008 2008 2007 2006 2005 2004
Net Cash Provided by Operating Activities 138,364 $             92,391 $                      146,135 $         153,928 $         133,588 $         108,908 $
Net Cash Provided(Used) by Investing Activities (17,610)                (14,932)                        (21,260)             (17,331)             (24,531)             (14,544)
Free Cash Flows 120,754 $             77,459 $                      124,875 $         136,597 $         109,057 $         94,364 $
Source: Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

FREE CASH FLOWS (continued)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2003 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 115,304 $         99,018 $           101,712 $         53,879 $           65,040 $           38,952 $
Net Cash Provided(Used) by Investing Activities 27,784              (14,683)             87,738              (16,617)             (36,031)             (9,056)
Free Cash Flows
143,088 $         84,335 $           189,450 $         37,262 $           29,009 $           29,896 $
Source: Choice Internal Data, December 2008

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA
Source: Choice Internal Data, December 2008
Forecasted Trailing Twelve
Year Ended Months Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands)
December 31, September 30, December 31, December 31, December 31, December 31,
TARGET
2% RevPAR
Sensitivity
2008 2008 2007 2006 2005 2004
Operating Income 175,242 $       170,802 $       182,224 $      188,590 $      185,199 $      166,625 $      143,750 $      124,983 $
Adjustments
Acceleration of Management Succession Plan - - 6,069 6,069 - - - -
Executive Termination Benefits - - - - 3,690 - - -
Product Sales - - - - - - - -
Impairment of Friendly investment - - - - - - - -
Depreciation and Amortization 8,994 8,994 8,232 8,392 8,637 9,705 9,051 9,947
Adjusted EBITDA 184,236 $       179,796 $       196,525 $      203,051 $      197,526 $      176,330 $      152,801 $      134,930 $
Forecasted Year Ended,
December 31, 2009

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED EBITDA (CONTINUED)
Source: Choice Internal Data, December 2008
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands)
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2003 2002 2001 2000 1999 1998 1997
Operating Income 113,946 $       104,700 $       73,577 $         92,427 $         94,170 $         85,151 $         77,068 $
Adjustments
Acceleration of Management Succession Plan -                 -                 -                 -                 -                 -                 -
Executive Termination Benefits -                 -                 -                 -                 -                 -                 -
Product Sales -                 -                 -                 -                 12                  (1,216)            (1,037)
Impairment of Friendly investment -                 -                 22,713            -                 -                 -                 -
Depreciation and Amortization 11,225            11,251            12,452            11,623            7,687              6,710              9,173
Adjusted EBITDA 125,171 $       115,951 $       108,742 $       104,050 $       101,869 $       90,645 $         85,204 $

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
Source: Choice Internal Data, December 2008
Forecasted
Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts)
TARGET
2% RevPAR
Sensitivity
2008 2007 2006 2005 2004
Net Income 106,747 $              103,875 $              103,422 $            111,301 $            112,787 $            87,565 $              74,345 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                          -                          -                        -                        217                       -                        433
Acceleration of Management Sucession Plan, Net of Taxes -                          -                          3,799                    -                        -                        -                        -
Executive Termination Benefits, Net of Taxes -                          -                          -                        2,310                    -                        -                        -
Resolution of Provisions for Income Tax Contingencies -                          -                          -                        -                        (12,791)                (4,855)                   (1,182)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                          -                          -                        -                        -                        1,192                    -
Loss(Gain) on Sunburst Note Transactions
-                          -                          -                        -                        -                        -                        -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                          -                          -                        -                        -                        -                        -
Adjusted Net Income
106,747 $              103,875 $              107,221 $            113,611 $            100,213 $            83,902 $              73,596 $
Weighted Average Shares Outstanding-Diluted 61,515                    61,515                    62,523                 65,331                 67,050                 66,336                 69,000
Diluted Earnings Per Share 1.74 $                     1.69 $                     1.65 $                   1.70 $                   1.68 $                   1.32 $                   1.08 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                          -                          -                        -                        -                        -                        0.01
Acceleration of Management Sucession Plan, Net of Taxes -                          -                          0.06                      -                        -                        -                        -
Executive Termination Benefits, Net of Taxes -                          -                          -                        0.04                      -                        -                        -
Resolution of Provisions for Income Tax Contingencies -                          -                          -                        -                        (0.19)                     (0.08)                     (0.02)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
-                          -                          -                        -                        -                        0.02                      -
Loss(Gain) on Sunburst Note Transactions
-                          -                          -                        -                        -                        -                        -
Impairment of and Equity Losses in Friendly Hotels PLC Investment
-                          -                          -                        -                        -                        -                        -
Adjusted Diluted Earnings Per Share (EPS)
1.74 $                     1.69 $                     1.71 $                   1.74 $                   1.49 $                   1.26 $                   1.07 $
December 31, 2009
Forecasted Year Ending

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

ADJUSTED DILUTED EARNINGS PER SHARE
(CONTINUED)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts)
2003 2002 2001 2000 1999 1998
Net Income 71,863 $              60,844 $              14,327 $              42,445 $              57,155 $              55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                        -                        -                        -                            -                            (7,232)
Executive Termination Benefits, Net of Taxes -                        -                        -                        -                            -                            -
Resolution of Provisions for Income Tax Contingencies -                        -                        -                        -                            -                            -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                        -                        -                        -                            -                            -
Loss(Gain) on Sunburst Note Transactions
(3,383)                   -                        -                        4,721                    -                            -
Impairment of and Equity Losses in Friendly Hotels PLC Investment -                        -                        37,166                 7,532                    -                            -
Adjusted Net Income
68,480 $              60,844 $              51,493 $              54,698 $              57,155 $              48,073 $
Weighted Average Shares Outstanding-Diluted 73,349                 80,114                 89,144                 106,506               111,334               119,096
Diluted Earnings Per Share 0.98 $                   0.76 $                   0.16 $                   0.40 $                   0.51 $                   0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt -                        -                        -                        -                        -                        (0.06)
Executive Termination Benefits, Net of Taxes -                        -                        -                        -                        -                        -
Resolution of Provisions for Income Tax Contingencies -                        -                        -                        -                        -                        -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation
-                        -                        -                        -                        -                        -
Loss(Gain) on Sunburst Note Transactions
(0.05)                     -                        -                        0.04                      -                        -
Impairment of and Equity Losses in Friendly Hotels PLC Investment
-                        -                        0.42                      0.07                      -                        -
Adjusted Diluted Earnings Per Share (EPS) 0.93 $                   0.76 $                   0.58 $                   0.51 $                   0.51 $                   0.40 $
Source: Choice Internal Data, December 2008